SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 18, 2005 (October 12, 2005)

T-3 ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-19580	76-0697390
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13111 Northwest Freeway, Suite 500

Houston, Texas 77040

(Address of principal executive offices) (zip code)

(713) 996-4110

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets

On October 12, 2005, T-3 Energy Services, Inc. (the “Company”) closed a transaction to sell substantially all the assets of its distribution business operated by A&B Bolt & Supply, Inc. (“A&B”) to A&B Valve and Piping Systems, L.P. (“A&B Valve”) pursuant to an Asset Purchase Agreement dated September 29, 2005. A&B distributes products and supplies to the oil, gas and pipeline industries, including valves, pipe, fittings, fasteners and flanges. A&B Valve purchased substantially all of the assets of A&B for a purchase price of $8.8 million in cash, subject to a final working capital adjustment after closing.

The foregoing description of the terms of the asset sale does not purport to be a complete statement of the parties’ rights or a complete explanation of the material terms of the Asset Purchase Agreement. Such description is qualified in its entirety by reference to the Asset Purchase Agreement, a copy of which is attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K dated October 5, 2005 and is incorporated into this report by this reference.

Prior to entering into the Asset Purchase Agreement, no material relationship existed between the Company and its subsidiaries and either A&B Valve and Piping Systems, L.P. or any of its affiliates, directors or officers.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

Not applicable

(b) Unaudited Pro Forma Consolidated Financial Information

Introduction to Unaudited Pro Forma Consolidated Financial Information

Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2005

Unaudited Pro Forma Consolidated Statements of Operations for the six months ended June 30, 2005 and the year ended December 31, 2004

Notes to Unaudited Pro Forma Consolidated Financial Information

(c) Exhibits

2.1	Asset Purchase Agreement dated September 29, 2005, by and between A&B Valve and Piping Systems, L.P., T-3 Energy Services, Inc. and A&B Bolt & Supply, Inc. (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K dated October 5, 2005 (File No. 000-19580)).

Introduction to Unaudited Pro Forma Consolidated Financial Information

The unaudited pro forma consolidated statements of operations for the year ended December 31, 2004 and six months ended June 30, 2005 give effect to the sale of A&B as if the transaction had occurred on January 1, 2004. The unaudited pro forma consolidated balance sheet as of June 30, 2005 gives effect to the sale of A&B as if the transaction had occurred on June 30, 2005.

The unaudited pro forma consolidated statements of operations and unaudited pro forma consolidated balance sheet were derived by adjusting the historical consolidated financial statements of T-3 Energy Services, Inc., which include the results of A&B. The unaudited pro forma consolidated financial statements are provided for informational purposes only and should not be construed to be indicative of T-3 Energy Services, Inc.’s consolidated financial position or results of operations had the transaction been consummated on the date assumed and do not project T-3 Energy Services, Inc.’s consolidated financial position or results of operations for any future period or date.

The unaudited pro forma consolidated financial statements and accompanying notes should be read in conjunction with T-3 Energy Services, Inc.’s historical consolidated financial statements and notes thereto included in T-3 Energy Services, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2004 and its quarterly report on Form 10-Q as of and for the six months ended June 30, 2005.

T-3 Energy Services, Inc. and Subsidiaries

Unaudited Pro Forma Consolidated Balance Sheet

as of June 30, 2005

(in thousands except for share amounts)

	T-3 Historical	Pro Forma Disposition Adjustments (a)	Pro Forma
Assets
Current assets:
Cash and cash equivalents	$313	$—	$313
Accounts receivable - trade, net	23,139	(6,582)	16,557
Inventories	19,657	(4,436)	15,221
Notes receivable, current portion	490	—	490
Deferred income taxes	2,072	(232)	1,840
Prepaids and other current assets	1,237	870	2,107

Total current assets	46,908	(10,380)	36,528
Property and equipment, net	19,014	(850)	18,164
Notes receivable, less current portion	352	(14)	338
Goodwill, net	72,935	(4,809)	68,126
Other intangible assets, net	3,038	—	3,038
Other assets	1,116	(26)	1,090

Total assets	$143,363	$(16,079)	$127,284

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable - trade	$12,834	$(4,410)	$8,424
Accrued expenses and other	6,955	331	7,286
Current maturities of long-term debt	289	—	289

Total current liabilities	20,078	(4,079)	15,999
Long-term debt, less current maturities	13,685	(8,839)	4,846
Other long term liabilities	106	—	106
Deferred income taxes	2,235	(603)	1,632

Total liabilities	36,104	(13,521)	22,583

Commitments and contingencies
Stockholders’ equity:

Preferred stock, $.001 par value; 25,000,000 shares authorized, no shares issued and outstanding	—	—	—
Common stock, $.001 par value; 25,000,000 shares authorized, 10,581,986 shares issued and outstanding	11	—	11
Warrants, 327,862 issued and outstanding	644	—	644
Additional paid-in capital	123,174	—	123,174
Retained deficit	(16,796)	(2,558)	(19,354)
Accumulated other comprehensive income	226	—	226

Total stockholders’ equity	107,259	(2,558)	104,701

Total liabilities and stockholders’ equity	$143,363	$(16,079)	$127,284

T-3 Energy Services, Inc. and Subsidiaries

Unaudited Pro Forma Consolidated Statement of Operations

For the Six Months Ended June 30, 2005

(in thousands except per share amounts)

	T-3 Historical	Pro Forma Disposition Adjustments		Pro Forma
Revenues
Products	$43,815	$(18,725	)(a)	$25,090
Services	19,731	—		19,731

	63,546	(18,725)		44,821

Cost of revenues
Products	30,725	(14,272	)(a)	16,453
Services	12,284	—		12,284

	43,009	(14,272)		28,737

Gross profit	20,537	(4,453)		16,084

Operating expenses	14,234	(4,098	)(a)	10,136

Income from operations	6,303	(355)		5,948

Other (income) expense
Interest expense	1,324	(251	)(b)	1,073
Interest income	(54)	—		(54)
Other	19	10	(a)	29

Total other (income) expense	1,289	(241)		1,048

Income from continuing operations before provision for income taxes	5,014	(114)		4,900
Provision for income taxes	1,905	(67	)(a,b)	1,838

Income from continuing operations	$3,109	$(47)		$3,062

Income from continuing operations per common share:
Basic earnings per share	$0.29	$—		$0.29

Diluted earnings per share	$0.29	$—		$0.29

Weighted average common shares outstanding:
Basic	10,582			10,582
Diluted	10,624			10,624

T-3 Energy Services, Inc. and Subsidiaries

Unaudited Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2004

(in thousands except per share amounts)

	T-3 Historical	Pro Forma Disposition Adjustments		Pro Forma
Revenues
Products	$85,915	$(42,652)	(a)	$43,263
Services	24,378	(213)	(a)	24,165

	110,293	(42,865)		67,428
Cost of revenues
Products	61,716	(32,149)	(a)	29,567
Services	15,771	(223)	(a)	15,548

	77,487	(32,372)		45,115

Gross profit	32,806	(10,493)		22,313

Operating expenses	23,905	(8,017)	(a)	15,888

Income from operations	8,901	(2,476)		6,425

Other (income) expense
Interest expense	2,463	(144)	(b)	2,319
Interest income	(205)	—		(205)
Other	173	(39)	(a)	134

Total other (income) expense	2,431	(183)		2,248

Income from continuing operations before provision for income taxes	6,470	(2,293)		4,177
Provision for income taxes	2,145	(840)	(a,b)	1,305

Income from continuing operations	$4,325	$(1,453)		$2,872

Income from continuing operations per common share:
Basic earnings per share	$0.41	$(0.14)		$0.27

Diluted earnings per share	$0.41	$(0.14)		$0.27

Weighted average common shares outstanding:
Basic	10,582			10,582
Diluted	10,585			10,585

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

(a) To record the disposition, including the elimination of the assets and liabilities sold, and to reflect the application of the estimated sales proceeds.

(in thousands)
Sale proceeds	$8,839
Estimated selling expenses	(400)

8,439

Net book value of assets & liabilities sold	12,257

Loss on sale of Sellers’ assets	(3,818)

Income tax benefit	1,260

Loss on sale net of tax	$(2,558)

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

(a) To eliminate the historical results of operations of A&B in connection with the disposition.

(b) The Company’s First Amended and Restated Credit Agreement dated as of September 30, 2004 requires the receipt of net cash proceeds from significant dispositions to be applied against the revolving credit commitment. As a result, historical interest expense has been adjusted for the Company’s obligations retired from the proceeds of the disposition for the period October 1, 2004 through June 30, 2005. The Company’s policy is to only allocate interest to discontinued operations for interest on debt that is required to be repaid as a result of a disposal transaction or interest on debt that is assumed by the buyer.

	Year Ended December 31, 2004	Six Months Ended June 30, 2005
	(in thousands)
Proceeds received and used to pay debt	$8,839	$8,839
Interest rate	6.53%	5.69%

Allocated interest expense as a result of the sale	$144	$251

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T-3 ENERGY SERVICES, INC.

Date: October 18, 2005	By:	/s/ Michael T. Mino
Michael T. Mino Chief Financial Officer and Vice President

EXHIBIT INDEX

Exhibit No.	Description
2.1	Asset Purchase Agreement dated September 29, 2005, by and between A&B Valve and Piping Systems, L.P., T-3 Energy Services, Inc. and A&B Bolt & Supply, Inc. (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K dated October 5, 2005 (File No. 000-19580)).